EXHIBIT 32.1

Global Bridge Capital, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Global Bridge Capital, Inc. (the Company) on Form 10-Q for the quarter ended May 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Tan Yu Chai, Principal  Executive Officer of the Company, certify,  pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Tan Yu Chai and will be retained by Global Bridge Capital, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: July 16, 2018

By: /s/ Tan Yu Chai

Tan Yu Chai,

Chief Executive Officer

(Principal Executive Officer)

EXHIBIT 32.2

Global Bridge Capital, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Global Bridge Capital, Inc. (the Company) on Form 10-Q for the quarter ended May 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Phang Kuang Yoang, Principal Financial Officer of the Company, certify,  pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Phang Kuang Yoang and will be retained by Global Bridge Capital, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: July 16, 2018

By: /s/ Phang Kuang Yoang

Phang Kuang Yoang,

Chief Financial Officer

(Principal Financial Officer)